UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
February 27, 2017 (January 26, 2017)

EASTMAN CHEMICAL COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12626	62-1539359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 South Wilcox Drive, Kingsport, TN	37662
(Address of Principal Executive Offices)	(Zip Code)

(423) 229-2000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EASTMAN CHEMICAL COMPANY - EMN

Item 2.02 Results of Operations and Financial Condition

On January 26, 2017 Eastman Chemical Company (the “Company”) publicly released its financial results for fourth quarter and full year 2016, and furnished the full text of the release as Exhibit 99.01 to the Current Report on Form 8-K (the “8-K”) that is amended by this Current Report on Form 8-K/A (this “8-K/A”). This 8-K/A is being furnished prior to and on the same date as filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 (the “10-K”) to correct information contained in Exhibit 99.01 to the 8-K and to conform to information presented in the 10-K.

Subsequent to furnishing its financial results in the 8-K, the Company identified an omission of a plan provision from the actuarially calculated fourth quarter 2016 mark-to-market pension and other postretirement benefit plans loss, net disclosed in the 8-K. Correcting for this omission resulted in an increase in such amount to $67 million rather than the $46 million disclosed in the 8-K. Accordingly, certain of the financial results for fourth quarter and full year 2016 to be reported in the 10-K are different than those financial results disclosed in the 8-K as follows:

	Fourth Quarter 2016		Twelve Months 2016
	As Furnished in the 8-K	As Corrected	As Furnished in the 8-K	As Corrected
Cost of sales	$1,683	$1,698	$6,643	$6,658
Gross profit	505	490	2,365	2,350
Selling, general and administrative expenses	161	165	699	703
Research and development expenses	54	56	217	219
Operating earnings	273	252	1,404	1,383
Earnings before income taxes	134	113	1,070	1,049
Provision (benefit) for income taxes	4	(5)	199	190
Net earnings	130	118	871	859
Net earnings attributable to Eastman	128	116	866	854

Basic earnings per share attributable to Eastman	$0.88	$0.79	$5.88	$5.80
Diluted earnings per share attributable to Eastman	$0.87	$0.79	$5.84	$5.75

Each of gross profit, operating earnings, earnings before income taxes, net earnings, and earnings per share excluding non-core items for fourth quarter and full year 2016 are unchanged in the 10-K from the 8-K because the mark-to-mark pension and other postretirement benefit plans loss, net is excluded from each earnings measure in both the 8-K and the 10-K.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

EASTMAN CHEMICAL COMPANY - EMN

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Eastman Chemical Company
By:	/s/ Scott V. King
Scott V. King
Vice President, Corporate Controller and Chief Accounting Officer
Date: February 27, 2017